Exhibit 10.3

EXECUTION VERSION

SECURITY AGREEMENT

Dated as of

April 1, 2014

among

THE GRANTORS FROM TIME TO TIME

PARTY HERETO

and

JEFFERIES FINANCE LLC,

as Administrative Agent

Schedule 1	—	Notice Addresses

Exhibit A	—	Collateral Information Certificate

Exhibit B	—	Intellectual Property Security Agreement - Copyrights

Exhibit C	—	Intellectual Property Security Agreement - Patents

Exhibit D	—	Intellectual Property Security Agreement - Trademarks

Exhibit E	—	Accession Supplement

SECURITY AGREEMENT (this “Security Agreement”), dated as of April 1, 2014, among SCIOTO ACQUISITION, INC., a Delaware corporation (“Parent”), SCIOTO MERGER SUB, INC., a Delaware corporation (the “Initial Borrower”), MEDPACE HOLDINGS, INC., a Delaware corporation (the “Borrower”), each other direct or indirect subsidiary of the Borrower party hereto on the date hereof and each Additional Grantor (as defined below) from time to time party hereto (together, the “Grantors” and each, a “Grantor”), and JEFFERIES FINANCE LLC, as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, Parent, the Initial Borrower and the Borrower have entered into that certain Credit Agreement, dated as of April 1, 2014 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the “Credit Agreement”), with, among others, Jefferies Finance LLC, as administrative agent and swingline lender, pursuant to which, among other things, the Lenders (as defined in the Credit Agreement) have agreed to make loans or otherwise to extend credit to the Borrower upon the terms and subject to the conditions specified in the Credit Agreement and each Grantor has agreed to guarantee the Secured Obligations of the Loan Parties (each as defined in the Credit Agreement);

WHEREAS, one or more additional subsidiaries of the Borrower (each, an “Additional Grantor”) may hereafter become a Subsidiary Guarantor (as defined in the Credit Agreement) party to a Guaranty (as defined in the Credit Agreement), or otherwise be required to grant Liens to secure the Secured Obligations; and

WHEREAS, in order to secure all Secured Obligations and as required under the Credit Agreement, each Grantor has agreed to execute and deliver to the Administrative Agent a security agreement in substantially the form hereof;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions.

1.01. Definition of Terms Used Herein Generally. All capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement. All terms used herein and defined in the NYUCC shall have the same definitions herein as specified therein; provided, however, that if a term is defined in Article 9 of the NYUCC differently than in another Article of the NYUCC, the term has the meaning specified in Article 9 of the NYUCC.

1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

“Accession Supplement” means a supplement to this Security Agreement, executed by an Additional Grantor and accepted by the Administrative Agent, substantially in the form of Exhibit E hereto.

“Acceleration Event” means the exercise of any remedy by the Administrative Agent pursuant to, or automatic acceleration pursuant to, Section 8.02 of the Credit Agreement.

“Additional Grantor” has the meaning specified in the recitals.

“Collateral” has the meaning specified in Section 2.

“Collateral Information Certificate” means, in relation to any Grantor, a certificate substantially in the form of Exhibit A hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by such Grantor (either jointly in one such certificate for multiple Grantors or separately in several certificates).

“Collateral Information Supplement” has the meaning specified in Section 6.15.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyright Office” means the United States Copyright Office.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country and all extensions and renewals thereof.

“Domain Names” means all Internet domain names and associated URL addresses in or to which any Grantor has any right, title or an interest.

“Intellectual Property” means all intellectual and similar property of any Grantor of every kind and nature, whether now owned or hereafter acquired by such Grantor, including inventions, designs, Patents, Patent Licenses, Trademarks, Trademark Licenses, Copyrights, Copyright Licenses, Domain Names, trade secrets, confidential or proprietary technical and business information, technology, know-how, show-how or other data or information, Software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, licenses for any of the foregoing and all license rights, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intellectual Property Security Agreement” means each Intellectual Property Security Agreement, executed by any Grantor in favor of the Administrative Agent, substantially in the form of Exhibit B, C or D (as applicable) hereto.

“NYUCC” means the Uniform Commercial Code as in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of such Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other jurisdiction/register, all registrations and recordings thereof, and all pending applications for letters patent of the United States or any other jurisdiction/register, including registrations, recordings and applications in the PTO or in any similar office or agency of the United States, any State or Territory thereof, or any other jurisdiction/register, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof and the inventions disclosed or claimed therein, including the right to make, use and/or sell inventions disclosed or claimed therein.

“Pledge Agreement” means the pledge agreement, dated as of the date hereof, among Parent, the Initial Borrower, the Borrower, the other pledgors from time to time party thereto and the Administrative Agent.

“PTO” means the United States Patent and Trademark Office.

“Security Agreement Documents” means this Security Agreement, the Collateral Information Certificate and the other documents, agreements and supplements to be executed pursuant to the terms hereof.

“Security Interest” means each security interest granted by a Grantor pursuant to Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Security Agreement.

“Software” means, without limitation, “software” as such term is defined in the NYUCC as in effect on the date hereof and computer programs that may construed as included in the definition of “goods” in the NYUCC as in effect on the date hereof, and including any storage devices on which such items may be located.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the PTO, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“UCC” means the Uniform Commercial Code as in effect in any jurisdiction (except as otherwise contemplated in Section 6.16).

1.03. Rules of Interpretation. With reference to this Security Agreement, unless otherwise specified herein:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used herein, shall be construed to refer to this Security Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Security Agreement, (v) any reference to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such Law and any reference to any Law or regulation shall, unless otherwise specified, refer to such Law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c) Article, section and subsection headings herein are included for convenience of reference only and shall not affect the interpretation of this Security Agreement.

Section 2. Grant of Security Interest.

(a) To secure the payment or performance, as the case may be, in full of its Secured Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the Administrative Agent and each other Secured Party, a security interest in and mortgage on, and pledges and assigns to the Administrative Agent, its successors and assigns, for the benefit of the Administrative Agent and each other Secured Party, the following properties, assets and rights of such Grantor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”):

(i) all personal property and fixtures of every kind and nature, including, without limitation, all goods, inventory, equipment and any accessions thereto,

(ii) all instruments (including without limitation promissory notes),

(iii) all documents,

(iv) all accounts (including without limitation health-care-insurance receivables),

(v) all chattel paper (whether tangible or electronic),

(vi) all deposit accounts,

(vii) all letter-of-credit rights (whether or not the letter of credit is evidenced by a writing),

(viii) all money,

(ix) all commercial tort claims,

(x) all securities and all other investment property (including securities and commodities accounts),

(xi) all supporting obligations,

(xii) all other contract rights or rights to the payment of money, insurance claims and proceeds,

(xiii) all general intangibles (including without limitation all Intellectual Property, insurance policies and payment intangibles), and

(xiv) all books and records relating to any of the foregoing, and to the extent not otherwise included, all proceeds and products of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, any and all of the foregoing.

(b) The Administrative Agent acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to each Grantor’s compliance with Section 6.12.

(c) Notwithstanding anything to the contrary herein or in any other Loan Document, the maximum liability of each Grantor (in its capacity as a Guarantor) under this Security Agreement and under the other Loan Documents shall not exceed an amount equal to the largest amount that would not render such Grantor’s obligations hereunder and under such other Loan Documents subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any equivalent provision of any other Debtor Relief Law. For the avoidance of doubt, the Collateral shall not include any Excluded Property (as defined in the Credit Agreement).

Section 3. Authorization To File Financing Statements. Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any jurisdiction in which such Grantor is “located” for purposes of the UCC (or any other jurisdiction within the United States that such filing may be necessary to perfect the Security Interest) any initial financing statements and amendments thereto and continuation thereof that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset included in the Collateral falls within the scope of Article 9 of the NYUCC or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any initial financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as timber to be cut or as-extracted collateral, a sufficient description of real property to which such Collateral relates. Each Grantor agrees to furnish any such information to the Administrative Agent promptly upon request. Each Grantor also ratifies its authorization for the Administrative Agent to have filed in any such jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

Section 4. Relation To Other Security Agreement Documents.

4.01. Real Estate Mortgage or Deed of Trust. The provisions of this Security Agreement supplement the provisions of any Mortgage granted by any Grantor to the Administrative Agent and securing the payment or performance of any of the Secured Obligations. Nothing contained in any such Mortgage shall derogate from any of the rights or remedies of the Administrative Agent hereunder.

4.02. Pledge Agreement. Concurrently herewith, each Grantor is executing and delivering the Pledge Agreement, pursuant to which such Grantor is pledging to the Administrative Agent the shares of the capital stock or other equity interests of its directly-owned Subsidiaries. Such pledges and all collateral covered by the Pledge Agreement shall be governed by the terms of the Pledge Agreement and not by the terms of this Security Agreement. For the avoidance of doubt, no Grantor shall grant a Security Interest in any Equity Interests in a Controlled Foreign Subsidiary or FSHCO under this Security Agreement and any such security interest, pledge or assignment shall be pursuant to, and governed by, the Pledge Agreement.

4.03. Intellectual Property Security Agreement. To the extent that any Grantor owns any interest in Copyrights, Patents or Trademarks which are registered or the subject of an application for registration with the PTO or the Copyright Office, or owns any interest in Copyright Licenses, Patent Licenses or Trademark Licenses which are recorded with the PTO or the Copyright Office, such Grantor shall execute and deliver to the Administrative Agent for recording in the PTO and/or the Copyright Office, as applicable, an Intellectual Property Security Agreement concurrently with such Grantor’s execution and delivery of this Security Agreement or an Accession Supplement, as the case may be. The provisions of the Intellectual Property Security Agreement are supplemental to the provisions of this Security Agreement. Nothing contained in the Intellectual Property Security Agreement shall derogate from any of the rights or remedies of the Administrative Agent hereunder, nor shall anything contained in the Intellectual Property Security Agreement be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby.

Section 5. Representations And Warranties. Each Grantor represents and warrants to the Administrative Agent as follows:

5.01. Grantor’s Legal Status. (a) It is an individual or an organization, as set forth in the Collateral Information Certificate; (b) if it is an organization, such organization is of the type, and is organized in the jurisdiction, set forth in the Collateral Information Certificate; and (c) the Collateral Information Certificate sets forth its organizational identification number or states that it has none.

5.02. Grantor’s Legal Name. Its exact legal name is that set forth on the Collateral Information Certificate and on the signature page hereof.

5.03. Grantor’s Locations. The Collateral Information Certificate sets forth its place of business or (if it has more than one place of business) its chief executive office, as well as its mailing address if different. Its place of business or (if it has more than one place of business) its chief executive office is located in a jurisdiction that has adopted the UCC or whose Laws generally require that information concerning the existence of nonpossessory security interests be made generally available in a filing, recording or registration system as a condition or result of a security interest obtaining priority over the rights of a lien creditor with respect to the collateral.

5.04. Title to Collateral. The Collateral owned by it is owned free and clear of any Lien, except for Liens expressly permitted pursuant to the Credit Agreement. It has not filed or consented to the filing of (a) any financing statement or analogous document under the UCC or any other applicable Laws covering any Collateral, (b) any assignment in which it assigns any Collateral or any security agreement or similar instrument covering any Collateral with the PTO or the Copyright Office or (c) any assignment in which it assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, in respect of Collateral subject to Liens expressly permitted pursuant to the Credit Agreement.

5.05. Nature of Collateral. None of the Collateral constitutes, or is the proceeds of, farm products and none of the Collateral has been purchased or will be used by it primarily for personal, family or household purposes, and except as indicated in the Collateral Information Certificate:

(a) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral;

(b) it holds no commercial tort claims with a value in excess of $2,000,000;

(c) it holds no interest in, title to or power to transfer, any Patents, Trademarks or Copyrights; and

(d) it holds no interest in, title to or power to transfer any Intellectual Property that is eligible for registration in the PTO.

5.06. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest (subject to no equal or prior Liens other than Liens expressly permitted under the Credit Agreement) in all of the Collateral securing the payment and performance of the Secured Obligations and (b) except as set forth on Schedule 2, upon the giving of value, the filing of applicable UCC financing statements describing the Collateral in the offices listed on the Collateral Information Certificate, the recording in the PTO and/or the Copyright Office, as applicable, of the Intellectual Property Security Agreement, the taking of all applicable actions in respect of perfection contemplated by Sections 6.06 through 6.13 in respect of Collateral (in which a security interest cannot be perfected by the filing of a financing statement or such recordings in the PTO or Copyright Office), the Security Interest will be valid, enforceable and perfected in all Collateral in which a security interest can be perfected by the Administrative Agent filing a financing statement, taking possession or obtaining control under the UCC. The Security Interest is and shall be prior to any other Lien on the Collateral, other than Liens expressly permitted to be prior to the Security Interest under the Credit Agreement.

5.07. Collateral Information Certificate; Perfection.

(a) All information set forth on the Collateral Information Certificate is, and all information set forth on each Collateral Information Supplement shall be, accurate and complete. When the UCC financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations specified in paragraph 11 of the Collateral Information Certificate and containing a description of the Collateral have been filed in each governmental, municipal or other office specified in paragraph 11 of the Collateral Information Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the PTO and the Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest (subject to no equal or prior Liens other than the Liens created by the Collateral Documents and other Liens expressly permitted under the Credit Agreement) in favor of the Administrative Agent in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions will have been made, no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable Law with respect to the filing of continuation statements.

(b) A fully executed Intellectual Property Security Agreement containing a description of all Collateral consisting of United States issued Patents (and Patents for which United

States registration applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights (and Copyrights for which United States registration applications are pending) has been delivered to the Administrative Agent for recording by the PTO and the Copyright Office, as necessary, pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable. When such supplements and the UCC financing statements referred to in this Section 5.07 have been filed, all the filings, recordings and registrations necessary to establish a legal, valid and perfected security interest (subject to no equal or prior Liens other than the Liens created by the Collateral Documents and other Liens expressly permitted under the Credit Agreement) in favor of the Administrative Agent in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions will have been made, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

Section 6. Covenants. Each Grantor covenants and agrees with the Administrative Agent, in each case at its own cost and expense, as follows:

6.01. Grantor’s Legal Status. Without providing at least 10 days’ prior written notice to the Administrative Agent (and except as permitted pursuant to the Credit Agreement), it shall not change its type of organization, jurisdiction of organization or other legal structure.

6.02. Grantor’s Name. If a Grantor changes its name, it shall use commercially reasonable efforts to provide the Administrative Agent with written notice of such event prior to such name change being registered, and in any event, such Grantor shall provide written notice to the Administrative Agent within 5 days after such name change being registered.

6.03. Grantor’s Organizational Number. Without providing at least 10 days’ prior written notice to the Administrative Agent, it shall not change its organizational identification number if it has one. If it does not have an organizational identification number and later obtains one, it shall forthwith notify the Administrative Agent of such organizational identification number.

6.04. Locations. If a Grantor (a) changes its principal residence, its place of business or (if it has more than one place of business) its chief executive office or its mailing address; or (b) except to the extent delivered to the Administrative Agent pursuant to Section 6.06 or otherwise permitted pursuant to Section 6.15, removes any of the Collateral consisting of inventory or equipment from any of the locations listed on the Collateral Information Certificate, such Grantor shall use commercially reasonable efforts to provide the Administrative Agent with written notice of such event prior to such change being made or such removal being effected, and in any event, it shall provide notice to the Administrative Agent within 5 days after such event.

6.05. Title to Collateral. Except for the Security Interest herein granted and Liens permitted by the Credit Agreement, (a) it shall be the owner of the Collateral free from any Lien, and it, at its sole cost and expense, shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Administrative Agent; and (b) it shall not pledge, mortgage or create, or suffer to exist a Lien on the Collateral in favor of any person other than the Administrative Agent, except, in each case, for Liens permitted by the Credit Agreement, and the inclusion of “proceeds” of the Collateral under the Security Interest granted herein shall not be deemed a consent by the Administrative Agent to any sale or other disposition of any Collateral.

6.06. Promissory Notes and Tangible Chattel Paper. If, at any time after the occurrence and continuance of an Acceleration Event, any Grantor holds or acquires any promissory notes or tangible chattel paper, it shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify and with respect to any such Collateral in the possession or control of the Administrative Agent, such Grantor waives any restriction or obligation imposed on the Administrative Agent by Sections 9-207(c)(1) and 9-207(c)(2) of the NYUCC.

6.07. [Reserved].

6.08. Investment Property; Securities Accounts.

(a) If any Grantor shall at any time hold or acquire any certificated securities, it shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify.

(b) With respect to any such Collateral in the possession or within the control of the Administrative Agent, each Grantor waives any restriction or obligation imposed on the Administrative Agent by Sections 9-207(c)(1), 9-207(c)(2) and 9-208 of the NYUCC.

6.09. [Reserved].

6.10. Electronic Chattel Paper and Transferable Records. If at any time any Grantor holds or acquires an interest in any electronic chattel paper or any “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, it shall promptly notify the Administrative Agent thereof and, promptly and in any event within 15 Business Days (or such later date as the Administrative Agent may agree in its sole discretion), shall take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent control, under Section 9-105 of the UCC, of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Administrative Agent agrees with each Grantor that the Administrative Agent shall arrange, pursuant to procedures satisfactory to the Administrative Agent and so long as such procedures will not result in the Administrative Agent’s loss of control, for the relevant Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act, unless an Acceleration Event has occurred or would reasonably be expected to occur after taking into account any action by the relevant Grantor with respect to such electronic chattel paper or transferable record. With respect to any such Collateral in the possession or within the control of the Administrative Agent, each Grantor waives any restriction or obligation imposed on the Administrative Agent by Sections 9-207(c)(1), 9-207(c)(2) and 9-208 of the NYUCC.

6.11. [Reserved].

6.12. Commercial Tort Claims. If any Grantor shall at any time hold or acquire a commercial tort claim with a value in excess of $2,000,000, such Grantor shall promptly notify the Administrative Agent in writing of the details thereof and grant to the Administrative Agent a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Administrative Agent.

6.13. Intellectual Property.

(a) If any Grantor makes an application for registration of any Intellectual Property before the PTO or Copyright Office, within thirty (30) days of the submission of such application or as soon as legally permissible, such Grantor shall deliver to the Administrative Agent a copy of such application, and a grant of a security interest in such application, to the Administrative Agent and at the expense of such Grantor, confirming the grant of a security interest in such Intellectual Property to the Administrative Agent hereunder, the form of such security to be substantially in the form of the Intellectual Property Security Agreement hereto. Where a registration of any Intellectual Property is issued hereafter to any Grantor as a result of any application now or hereafter pending such Grantor shall deliver within thirty (30) days to the Administrative Agent (or such longer time as the Administrative Agent may agree in its sole discretion) a certificate or other indicia of ownership. Where a security interest in such application has not already been granted to or recorded on behalf of the Administrative Agent hereunder, such Grantor shall deliver to the Administrative Agent a grant of security interest within thirty (30) days (or such longer time as the Administrative Agent may agree in its sole discretion).

(b) Each Grantor assumes all responsibility and liability arising from the use of the Intellectual Property and hereby indemnifies and holds the Administrative Agent and each other Secured Party harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys’ fees) arising out of any alleged defect in any product manufactured, promoted or sold by it (or any Subsidiary or other Affiliate thereof) in connection with such Intellectual Property or out of the manufacture, promotion, labeling, sale or advertisement of any such product by such Grantor (or any Subsidiary or other Affiliate thereof).

(c) No Grantor shall create any exclusive license in any Trademark, Copyright, Patent or other Intellectual Property or general intangible, in each case owned by or licensed to it unless such license is in writing and by its terms is expressly subject and subordinate to the security interest created hereby, such subordination to include, without limitation, a provision expressly stating that such license shall terminate, at the option of Administrative Agent, upon foreclosure of such security interest.

6.14. Limitation on Modification of Accounts, Chattel Paper, Instruments and Payment Intangibles. No Grantor shall, without the Administrative Agent’s prior written consent, grant any extension of the time of payment of any of the Collateral consisting of accounts, chattel paper, instruments or payment intangibles, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any obligor liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its good faith business judgment.

6.15. Periodic Certification. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to the Credit Agreement, each Grantor shall deliver to the Administrative Agent a supplemental collateral information certificate (each, a “Collateral Information Supplement”) executed by such Grantor setting forth the information required pursuant to the Collateral Information Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 6.15.

6.16. Other Actions as to any and all Collateral. Each Grantor promptly shall take any other action reasonably requested by the Administrative Agent to ensure the attachment, perfection and first priority status (subject to no equal or prior Liens other than the Liens created by the Collateral

Documents and other Liens expressly permitted under the Credit Agreement) of, and the ability of the Administrative Agent to enforce, the Security Interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto (and continuations thereof) under the UCC, to the extent, if any, that its signature thereon is required therefor; (b) causing the Administrative Agent’s name to be noted as Administrative Agent on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Administrative Agent to enforce, the Security Interest in such Collateral; (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to the attachment, perfection or priority of, or the ability of the Administrative Agent to enforce, the Security Interest in such Collateral; (d) using its best efforts to obtain any governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral; (e) using its best efforts to obtain any waivers from mortgagees, bailees, landlords and any other person who has possession of or any interest in any Collateral or any real property on which any Collateral may be located, in form and substance satisfactory to the Administrative Agent; and (f) taking all actions required by the UCC or by other Law, as applicable in any relevant UCC jurisdiction, or by other Law as applicable in any domestic jurisdiction.

Section 7. Inspection and Verification. The Administrative Agent and such persons as the Administrative Agent may designate shall have the right, if an Event of Default has occurred and is continuing (or, if the Administrative Agent has a commercially reasonable basis to believe that an Event of Default has occurred and is continuing, upon reasonable advance notice), during normal business hours and at the expense of the relevant Grantor, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss each Grantor’s affairs with the officers of such Grantor and its independent accountants and to verify the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including by contacting account debtors or others obligated with respect to Collateral and, in the case of Collateral in the possession of any third person, the third person possessing such Collateral.

Section 8. Collateral Protection Expenses; Preservation of Collateral.

8.01. Expenses Incurred by Administrative Agent. If the Administrative Agent deems it necessary to preserve the value of any of the Collateral, the Administrative Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral and pay any necessary filing fees or, if the debtor fails to do so, insurance premiums. Each Grantor agrees to reimburse the Administrative Agent on demand for any and all expenditures so made, and all sums disbursed by the Administrative Agent in connection with this Section 8.01, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall constitute additional Secured Obligations. The Administrative Agent shall have no obligation to any Grantor to make any such expenditures, nor shall the making thereof relieve any Grantor of any default.

8.02. Administrative Agent’s Obligations and Duties. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each contract or agreement included in the Collateral to be observed or performed by it thereunder. The Administrative Agent shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent of any payment relating to any of the Collateral, nor shall the Administrative Agent be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Administrative Agent in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Administrative Agent or to which the Administrative Agent may be entitled at any time or times. The Administrative Agent’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the NYUCC or otherwise, shall be to deal with such Collateral in the same manner as the Administrative Agent deals with similar property for its own account.

Section 9. Securities And Deposits. Without limitation of Section 6.08, the Administrative Agent may at any time after the occurrence and during the continuance of an Acceleration Event, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it towards satisfaction or discharge of the Secured Obligations. Whether or not any Secured Obligations are due, the Administrative Agent may, after the occurrence and during the continuance of an Acceleration Event, (i) demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral and (ii) regardless of the adequacy of Collateral or any other security for the Secured Obligations, any deposits or other sums at any time credited by or due from the Administrative Agent to any Grantor may be applied to or set off against any of the Secured Obligations.

Section 10. Notification To Account Debtors And Other Persons Obligated On Collateral. If an Acceleration Event shall have occurred and be continuing, each Grantor shall, at the request of the Administrative Agent, notify its account debtors and other persons obligated on any of the Collateral of the security interest of the Administrative Agent in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Administrative Agent or to any financial institution designated by the Administrative Agent as the Administrative Agent’s agent therefor, and the Administrative Agent may itself, if an Acceleration Event shall have occurred and be continuing, without notice to or demand upon the relevant Grantor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the relevant Grantor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by such Grantor as trustee for the Administrative Agent without commingling the same with other funds of such Grantor and shall turn the same over to the Administrative Agent in the identical form received, together with any necessary endorsements or assignments. The Administrative Agent may apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Administrative Agent to the Secured Obligations or hold such proceeds as additional Collateral, at the option of the Administrative Agent. The provisions of Section 9-209 of the NYUCC shall not apply to any account, chattel paper or payment intangible as to which notification of assignment has been sent to the account debtor or other person obligated on the Collateral.

Section 11. Power of Attorney.

11.01. Appointment and Powers of Administrative Agent. Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any director, officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Grantor or in the Administrative Agent’s own name, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

(a) upon the occurrence and continuance of an Acceleration Event, generally to sell, transfer, pledge, license, lease, otherwise dispose of, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the NYUCC and as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do at the Grantors’ joint and several expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Security Interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as the relevant Grantor might do, including, without limitation: (i) making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; (ii) filing and prosecuting registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes; (iii) upon written notice to the relevant Grantor, exercising voting rights with respect to voting securities, which rights may be exercised, if the Administrative Agent so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities; and (iv) executing, delivering and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b) to the extent that any Grantor’s authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the relevant Grantor’s signature, or a photocopy of this Security Agreement in substitution for a financing statement, as the Administrative Agent may deem appropriate and to execute in the relevant Grantor’s name such financing statements and amendments thereto and continuation statements which may require such Grantor’s signature.

11.02. Ratification by Grantor. To the extent permitted by Law, each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Section 11. This power of attorney is a power coupled with an interest and is irrevocable.

11.03. No Duty on Administrative Agent. The powers conferred on the Administrative Agent, its directors, officers and agents pursuant to this Section 11 are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon any of them to exercise any such powers. The Administrative Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act, except for the Administrative Agent’s own gross negligence or willful misconduct as determined by a final and nonappealable judgment of a court of competent jurisdiction.

Section 12. Remedies.

12.01. Remedies upon Default. If an Acceleration Event shall have occurred and be continuing, the Administrative Agent may, without notice to or demand upon any Grantor, declare this Security Agreement to be in default, and the Administrative Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies available to it under the other Loan Documents or applicable Law or equity, the rights and remedies of a secured party under the NYUCC or the UCC of any other jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Administrative Agent may, so far as any Grantor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Administrative Agent may in its discretion require the Grantors to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of such

Grantor’s principal office(s) or at such other locations as the Administrative Agent may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Administrative Agent shall give to the relevant Grantor at least ten days’ prior written notice of the time and place of any public sale of any Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Grantor hereby acknowledges that ten days’ prior written notice of such sale or sales shall be reasonable notice. In addition, each Grantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Administrative Agent’s rights hereunder, including, without limitation, its right following the occurrence and continuance of an Acceleration Event to take immediate possession of the Collateral and to exercise its rights with respect thereto. The provisions of Section 9-209 of the NYUCC shall not apply to any account, chattel paper or payment intangible as to which notification of assignment has been sent to the account debtor.

12.02. Grant of License to Use Intellectual Property. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section 12 at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Administrative Agent shall be exercised, at the Administrative Agent’s option, upon the occurrence and continuance of an Acceleration Event; provided that any license, sub-license or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the relevant Grantor notwithstanding any subsequent cure, waiver or other termination of an Event of Default giving rise to such Acceleration Event.

12.03. Intellectual Property Remedies. If an Acceleration Event shall occur and be continuing, the Administrative Agent may, by written notice to the relevant Grantor, take any or all of the following actions: (i) declare the entire right, title and interest of such Grantor in and to the Intellectual Property, vested in the Administrative Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Administrative Agent for the benefit of the Secured Creditors, and the Administrative Agent shall be entitled to exercise the power of attorney referred to in Section 11.01 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Intellectual Property; (iii) take and use or sell the goodwill of such Grantor’s business symbolized by the Trademarks and the right to carry on the business and use the assets of such Grantor in connection with which the Trademarks or Domain Names have been used; and (iv) direct such Grantor to refrain, in which event such Grantor shall refrain, from using the Intellectual Property in any manner whatsoever, directly or indirectly, and such Grantor shall execute such further documents that the Administrative Agent may reasonably request to further confirm this and to transfer ownership of the Intellectual Property and registrations and any pending applications in the Copyright Office, the PTO, equivalent office in a state of the United States or a foreign jurisdiction or applicable Domain Name registrar to the Administrative Agent.

12.04 Sale or Disposition of Intellectual Property. In the event of any sale or other disposition of any of the Intellectual Property of any Grantor, the goodwill of the business connected with and symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Administrative Agent or its designee such Grantor’s know-how and expertise, and documents and things relating to any Intellectual Property subject to such sale or other disposition, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

Section 13. Standards For Exercising Remedies. To the extent that applicable Law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Administrative Agent (a) to fail to incur expenses reasonably deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition or to postpone any such disposition pending any such preparation or processing; (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other Law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of; (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove any Lien on or any adverse claims against Collateral; (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists; (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (f) to contact other persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of the Collateral; (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature; (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets; (i) to dispose of assets in wholesale rather than retail markets; (j) to disclaim disposition warranties; (k) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral; or (l) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 13 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would not be commercially unreasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 13. Without limiting the foregoing, nothing contained in this Section 13 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Security Agreement or by applicable Law in the absence of this Section 13.

Section 14. Waivers By Grantor; Obligations Absolute.

(a) Each Grantor waives demand, notice, protest, notice of acceptance of this Security Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description, thereof, all in such manner and at such time or times as the Administrative Agent may deem advisable. The Administrative Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 8.02.

(b) All rights of the Administrative Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document or any other agreement or instrument, (c) any taking, exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from or any acceptance of partial payment thereon and or settlement, compromise or adjustment of any Secured Obligation or of any guarantee, securing or guaranteeing all or any of the Secured Obligations, (d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Credit Agreement, (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries or any other assets of any Loan Party or any of its Subsidiaries, (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Loan Party now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information), (g) the failure of any other person to execute this Security Agreement or any other Loan Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations or (h) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Security Agreement.

(c) Until such time as this Security Agreement shall terminate in accordance with Section 19, no Grantor will exercise any rights which it may have by reason of performance by it of its obligations under this Security Agreement: (a) to be indemnified by any Grantor or any other obligor under the Loan Documents; (b) to claim any contribution from any guarantor of any Grantor’s or other obligor’s obligations under any Loan Document; and/or (c) to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Secured Parties under the Loan Documents or of any other guarantee or security taken pursuant to, or in connection with, any Loan Document by any Secured Party.

Section 15. Marshalling. Neither the Administrative Agent nor any other Secured Party shall be required to marshal any present or future collateral security (including this Security Agreement and the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it shall not invoke any Law relating to the marshalling of collateral that might delay or impede the enforcement of the rights of the Administrative Agent or any other Secured Party under this Security Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such Laws.

Section 16. Proceeds of Dispositions. After deducting all expenses payable by the Grantors, the residue of any proceeds of collection or sale of the Collateral shall, to the extent actually received in cash, be applied to the payment of the remaining Secured Obligations in such order or preference as is provided in Section 8.04 of the Credit Agreement, proper allowance and provision being made for any Secured Obligations not then due and for any cash proceeds held as additional collateral. Upon the final payment and satisfaction in full of all of the Secured Obligations and the termination of all Letters of Credit (other than those that have been Cash Collateralized) and all commitments under the Credit Agreement and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the NYUCC, any excess shall be returned to the Grantors or transferred as a court of competent jurisdiction may direct, and in any event the Grantors shall remain liable for any deficiency in the payment of the Secured Obligations.

Section 17. Overdue Amounts. All amounts due and payable by any Grantor hereunder shall constitute Secured Obligations and, whether before or after judgment, shall bear interest until paid at a rate per annum equal to the Default Rate.

Section 18. Reinstatement. Notwithstanding the provisions of Section 19, the obligations of each Grantor pursuant to this Security Agreement and the Security Interest shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment or recovery of any of the Secured Obligations is rescinded or otherwise must be restored or returned by Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of a Grantor or any other Loan Party or otherwise, all as though such payment or recovery had not been made.

Section 19. Termination; Release.

(a) This Security Agreement and the security interests created hereby shall terminate, and the Collateral shall be released from the assignment and security interest granted hereby, when the Secured Obligations have been irrevocably and unconditionally paid in full in cash (other than (x) obligations and liabilities under Secured Hedge Agreements and Secured Cash Management Agreements as to which arrangements reasonably satisfactory to the applicable Hedge Bank or Cash Management Bank have been made and (y) contingent indemnification obligations that have not yet been asserted), all commitments under the Credit Agreement have been terminated and are of no further force and effect, no Letters of Credit (other than Letters of Credit that have been Cash Collateralized) shall be outstanding, and none of the Secured Parties shall have any obligation (whether actual or contingent) to make available any further advance or financial accommodation under any Loan Document.

(b) In connection with any termination or release pursuant to paragraph (a) above, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 19 shall be without representation, recourse to or warranty (express or implied) by the Administrative Agent and shall be at the Grantors’ expense.

(c) Upon any sale, lease, transfer or other disposition by any Grantor of any item of Collateral in a transaction permitted by the Loan Documents, the Administrative Agent shall, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided that such Grantor shall have delivered to the Administrative Agent a written request for release, a form of release for execution by the Administrative Agent (which form must be satisfactory to the Administrative Agent) and a certificate of a Responsible Officer of such Grantor to the effect that the transaction is in compliance with the Loan Documents.

Section 20. Miscellaneous.

20.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement; provided that the notice address of any Loan Party (other than the Borrower) shall be as set forth on Schedule 1 hereto.

20.02. Counterparts; Effectiveness. This Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Security Agreement shall become effective when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Security Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof within a reasonable timeframe thereafter; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by electronic transmission.

20.03. Headings. Section and subsection headings in this Security Agreement and any Accession Supplement are included for convenience of reference only and shall not affect the interpretation of this Security Agreement or any Accession Supplement.

20.04. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

20.05. Severability. If any provision of this Security Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Security Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

20.06. Survival of Agreement. All covenants, agreements, representations and warranties made by each Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Security Agreement shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the execution and delivery of the Credit Agreement and the other Loan Documents and the advance of all extensions of credit contemplated thereby, regardless of any investigation made by the Administrative Agent or any other Secured Party or on their behalf and notwithstanding that the Administrative Agent or any other Secured Party may have had notice or knowledge of any Default at the time of any extension of credit, and shall continue in full force and effect until this Security Agreement shall terminate (or thereafter to the extent provided herein).

20.07. Binding Effect. This Security Agreement is binding upon the Grantors and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Grantors, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that each Grantor shall have no right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Security Agreement or the Credit Agreement.

20.08. Waivers; Amendments.

(a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the Secured Parties under the Credit Agreement and other Loan Documents are cumulative and are not exclusive of any rights or remedies that any of them would otherwise have. No waiver of any provisions of this Security Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and each Grantor, subject to any consent required in accordance with the Credit Agreement.

20.09. Additional Grantors. Pursuant to Section 6.12 of the Credit Agreement certain Subsidiaries may from time to time be required to enter into this Security Agreement as an Additional Grantor. Upon execution and delivery by the Administrative Agent and an Additional Grantor of an Accession Supplement, together with a Collateral Information Certificate and, if applicable, an Intellectual Property Security Agreement, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

20.10. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS SECURITY AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THIS SECURITY AGREEMENT (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

(b) Submission to Jurisdiction. Each Grantor irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York City in the Borough of Manhattan and of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Security Agreement or any other Security Agreement Document or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees, to the fullest extent permitted by applicable Law, that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Security Agreement or in any other Security Agreement Document shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Security Agreement or any other Security Agreement Document or the recognition of any judgment against a Grantor or its properties in the courts of any jurisdiction.

(c) Waiver of Venue. Each Grantor irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Security Agreement or any other Security Agreement Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 20.01. Each Grantor irrevocably appoints the Borrower as its authorized agent on which legal process may be served in any action, suit or proceeding brought in any in any court referred to in paragraph (b) of this Section 20.10. Each Grantor agrees that service of process in respect of it upon such agent, together with written notice of such service given to such Grantor in the manner provided for notices in Section 20.01, shall be deemed to be effective service of process upon such Grantor in any such action, suit or proceeding. Each Grantor agrees that the failure of such agent to give notice to it of any such service shall not impair or affect the validity of such service or any judgment rendered in any such action, suit or proceeding based thereon. If for any reason such agent shall cease to be available to act as such, each Grantor agrees to irrevocably appoint another such agent in New York City, as its authorized agent for service of process, on the terms and for the purposes specified in this paragraph (d). Nothing in this Security Agreement or any other Security Agreement Document will affect the right of any party hereto to serve process in any other manner permitted by applicable Law or to obtain jurisdiction over any party or bring actions, suits or proceedings against any party in such other jurisdictions, and in such matter, as may be permitted by applicable Law.

20.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER SECURITY AGREEMENT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND AGREES THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 20.11 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTORS TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND ANY OTHER SECURITY AGREEMENT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

20.12. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due from any Grantor under this Security Agreement or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Grantor in respect of any such sum due from it to the Administrative Agent or any other Secured Party shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from any Grantor in the Agreement Currency, such Grantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or other Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to such Grantor (or to any other Person who may be entitled thereto under applicable law). The obligations of the Grantors contained in this Section 20.12 shall survive the termination of this Security Agreement and the payment of all other amounts hereunder.

[Remainder of page left blank intentionally; signatures follow.]

IN WITNESS WHEREOF, intending to be legally bound, each party hereto has caused this Security Agreement to be duly executed as of the date first above written.

SCIOTO ACQUISITION, INC.
SCIOTO MERGER SUB, INC.,
MEDPACE HOLDINGS, INC.
MEDPACE INTERMEDIATECO, INC.
MEDPACE, INC.
MEDPACE CLINICAL PHARMACOLOGY LLC
C-MARC, LLC
MEDPACE REFERENCE LABORATORIES LLC
MEDPACE BIOANALYTICAL LABORATORIES LLC
IMAGEPACE, LLC
MEDPACE MEDICAL DEVICE, INC., each as a Grantor

By:	/s/ Jesse Geiger
Name:	Jesse Geiger
Title:	Chief Financial Officer

JEFFERIES FINANCE LLC, as Administrative Agent

By:	/s/ Brian Buoye
Name:	Brian Buoye
Title:	Managing Director

Schedule 1

to Security Agreement

NOTICE ADDRESSES

Exhibit A

to Security Agreement

COLLATERAL INFORMATION CERTIFICATE

The undersigned, the [title] of [name of Grantor], a [jurisdiction and type of entity] (a “Grantor”), hereby certifies, with reference to a certain Security Agreement, dated as of April 1, 2014 (terms defined in such Security Agreement having the same meanings herein as specified therein), among the Grantor1, the other parties granting liens thereunder and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”), to the Administrative Agent as follows:

1. Name. The exact legal name of the Grantor as that name appears on its [Certificate/Articles of Incorporation or other formation document] is as follows:

[●]

2. Other Identifying Factors.

(a) The following is the mailing address of the Grantor:

[●]

(b) If different from its mailing address, the Grantor’s place of business or, if more than one, its chief executive office is located at the following address:

Address	County	State

[●]	[●]	[●]

(c) The following is the type of organization of the Grantor:

[●]

(d) The following is the jurisdiction of the Grantor’s organization:

[●]

(e) The following is the Grantor’s state issued organizational identification number [state “None” if the state does not issue such a number]:

[●]

[1]	Form is set up for a single Grantor and contemplates each Grantor producing a separate Collateral Information Certificate. This form can also be modified to cover the information applicable to all Grantors, so long as all Grantors execute or the Borrower (or Parent on behalf of the Borrower) executes on their behalf.

3. Other Names, Etc.

(a) The following is a list of all other names (including trade names or similar appellations) used by the Grantor, or any other business or organization to which the Grantor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

[●]

(b) Attached hereto as Schedule 3 is the information required in Section 2 for any other business or organization to which the Grantor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

4. Other Current Locations.

(a) The following are all other locations in the United States of America in which the Grantor maintains any books or records relating to any of the Collateral consisting of accounts, instruments, chattel paper, general intangibles or mobile goods:

Address	County	State

[●]	[●]	[●]

(b) The following are all other places of business of the Grantor in the United States of America:

Address	County	State

[●]	[●]	[●]

(c) The following are all other locations in the United States of America where any of the Collateral consisting of inventory or equipment is located:

Address	County	State

[●]	[●]	[●]

(d) The following are the names and addresses of all persons or entities other than the Grantor, such as lessees, consignees, processors, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment and the nature of such possession:

Name	Mailing Address	County	State	Nature

[●]	[●]	[●]	[●]	[●]

5. Prior Locations.

(a) Set forth below is the information required by Sections 2(b), 4(a) and 4(b) with respect to each location or place of business previously maintained by the Grantor at any time during the past four months:

Address	County	State

[●]	[●]	[●]

(b) Set forth below is the information required by Section 4(c) or (d) with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

Name	Address	County	State

[●]	[●]	[●]	[●]

6. Real Property. Attached hereto as Schedule 6 is a true and correct list of all real property owned or leased by the Grantor including (a) the exact address (including the county), (b) an indication of whether such property is owned or leased and (c) if such property is owned, the estimated value thereof.

7. Fixtures. Attached hereto as Schedule 7 is the information required by UCC Section 9-502(b) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded.

8. Intellectual Property. Attached hereto as Schedule 8A is a schedule setting forth all of the Grantor’s Patents, Patent Licenses, Trademarks and Trademark Licenses including the registration number and the expiration date of each Patent, Patent License, Trademark and Trademark License owned by the Grantor. Attached hereto as Schedule 8B is a schedule setting forth all of the Grantor’s Copyrights and Copyright Licenses, including the registration number and the expiration date of each Copyright or Copyright License owned by the Grantor. Attached hereto as Schedule 8C is a scheduling setting forth all of the Grantor’s Domain Names, including the registrant’s name of each Domain Name.

9. Unusual Transactions. Except for those purchases, acquisitions and other transactions described on Schedule 3 or on Schedule 9 attached hereto, all of the Collateral has been originated by the Grantor in the ordinary course of the Grantor’s business or consists of goods which have been acquired by the Grantor in the ordinary course from a person in the business of selling goods of that kind.

10. File Search Reports. Attached hereto as Schedule 10(A) is a true copy of a file search report from the UCC filing officer (or, if such officer does not issue such reports, from an experienced UCC search organization acceptable to the Administrative Agent) (i) in each jurisdiction identified in Section 2(d) or in Section 5(a) with respect to each name set forth in Section 1 or 3 and (ii) from each filing officer in each real estate recording office identified on Schedule 7 with respect to real estate on which Collateral consisting of fixtures are or are to be located. Attached hereto as Schedule 10(B) is a true copy of each financing statement or other filing identified in such file search reports.

11. UCC Filings. Attached hereto as Schedule 11 is a copy of each financing statement filed or to be filed in the central UCC filing office in the jurisdiction identified in Section 2(d) and in each real estate recording office referred to on Schedule 7.

12. Termination Statements. A duly signed or otherwise authorized termination statement in form acceptable to the Administrative Agent with respect to Liens to be terminated on or prior to the Closing Date has been duly filed in each applicable jurisdiction identified in Sections 2(d) and 5(a), has been delivered to the Administrative Agent. Attached hereto as Schedule 12 is a true copy of each such filing duly acknowledged or otherwise identified by the filing office.

13. Schedule of Filing. Attached hereto as Schedule 13 is a schedule setting forth filing information with respect to the filings described in Sections 11 and 12.

14. Filing Fees. All filing fees and taxes payable in connection with the filings described in Sections 11 and 12 have been paid.

15. Stock Ownership and other Equity Interests. Attached hereto as Schedule 15 is each equity investment of the Grantor.

16. Debt Instruments. Attached hereto as Schedule 16 is a true and correct list of all promissory notes and other evidence of indebtedness held by the Grantor including all intercompany notes.

[Remainder of page left blank intentionally; signatures follow.]

IN WITNESS WHEREOF, we have hereunto signed this Certificate on [●], 2014.

By:
Name:
Title:

Exhibit B

to Security Agreement

INTELLECTUAL PROPERTY SECURITY AGREEMENT

(Copyrights, Copyright Registrations, Copyright Applications and Copyright Licenses)

WHEREAS, [name of Grantor(s)], a [jurisdiction and type of entity] (herein referred to as the “Grantor”) owns, or in the case of licenses is a party to, the Intellectual Property Collateral (as defined below);

WHEREAS, the Grantor, among others, certain lenders and Jefferies Finance LLC, as administrative agent and swingline lender, are parties to a Credit Agreement, dated as of April 1, 2014 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to (i) a Security Agreement, dated as of April 1, 2014 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), entered into between, among others, the Grantor and Jefferies Finance LLC, as Administrative Agent (in such capacity, the “Administrative Agent”, which expression shall include its successors, assigns and transferees) and (ii) certain other Security Agreement Documents (including this Intellectual Property Security Agreement), the Grantor has secured the Secured Obligations (as defined in the Security Agreement) by granting to the Administrative Agent as security trustee for the Secured Parties (as defined in the Security Agreement) a continuing security interest in personal property of the Grantor, including all right, title and interest of the Grantor in, to and under the Intellectual Property Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor grants to the Administrative Agent, to secure the Secured Obligations, a continuing security interest in all of the Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Intellectual Property Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each Copyright (as defined in the Security Agreement) owned by the Grantor which is registered or the subject of an application for registration with the United States Copyright Office, each a “U.S. Copyright,” including, without limitation, each U.S. Copyright registration and application referred to in Schedule 1 hereto;

(ii) each Copyright License (as defined in the Security Agreement) which is recorded with the United States Copyright Office, each a “U.S. Copyright License” to which the Grantor is a party, including, without limitation, each U.S. Copyright License identified in Schedule 1 hereto;

(iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Grantor against third parties for past, present or future infringement of any U.S. Copyright owned by the Grantor (including, without limitation, any U.S. Copyright identified in Schedule 1 hereto);

(iv) all causes of action arising prior to or after the date hereof for infringement of any of the U.S. Copyrights or unfair competition regarding the same; and

(v) all rights and benefits of the Grantor under any Copyright License (including, without limitation, any U.S. Copyright License identified in Schedule 1 hereto).

The Grantor irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Grantor or in the Administrative Agent’s name, from time to time, in the Administrative Agent’s discretion, so long as any Acceleration Event (as defined in the Security Agreement) shall have occurred and is continuing, to take with respect to the Intellectual Property Collateral any and all appropriate action which the Grantor might be entitled to take with respect to the Intellectual Property Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Intellectual Property Security Agreement and to accomplish the purposes hereof. Except to the extent expressly permitted in the Security Agreement, the Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Intellectual Property Collateral.

The foregoing security interest is granted in conjunction with the security interests granted by the Grantor to the Administrative Agent pursuant to the Security Agreement. The Grantor acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Intellectual Property Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

This Intellectual Property Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Grantor agrees that any suit for the enforcement of this Intellectual Property Security Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Grantor by mail at the address specified in the Security Agreement. The Grantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

This Intellectual Property Security Agreement may be executed in two or more separate counterparts, each of which shall constitute an original and all of which shall collectively and separately constitute one and the same agreement.

In case of any inconsistencies between the terms of this Intellectual Property Security Agreement and those of the Security Agreement, the Security Agreement shall prevail.

[Remainder of page left blank intentionally; signatures follow.]

IN WITNESS WHEREOF, the Grantor has caused this Intellectual Property Security Agreement to be duly executed by its officer thereunto duly authorized as of the [●] day of [●], 20[●].

[●],
AS GRANTOR

By:
Name:
Title:

Acknowledged:

JEFFERIES FINANCE LLC
as Administrative Agent

By:
Name:
Title:

SCHEDULE 1

[REGISTERED COPYRIGHTS]

Copyright	Registration Date	Registration No.

[COPYRIGHT APPLICATIONS]

Copyright	Filing Date	Application No.

SCHEDULE 2

EXCEPTIONS

Exhibit C

to Security Agreement

INTELLECTUAL PROPERTY SECURITY AGREEMENT

(Patents, Patent Applications and Patent Licenses)

WHEREAS, [name of Grantor(s)], a [jurisdiction and type of entity] (herein referred to as the “Grantor”) owns, or in the case of licenses is a party to, the Intellectual Property Collateral (as defined below);

WHEREAS, the Grantor, among others, certain lenders and Jefferies Finance LLC, as administrative agent and swingline lender, are parties to a Credit Agreement, dated as of April 1, 2014 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to (i) a Security Agreement, dated as of April 1, 2014 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), entered into between, among others, the Grantor and Jefferies Finance LLC, as Administrative Agent (in such capacity, the “Administrative Agent”, which expression shall include its successors, assigns and transferees) and (ii) certain other Security Agreement Documents (including this Intellectual Property Security Agreement), the Grantor has secured the Secured Obligations (as defined in the Security Agreement) by granting to the Administrative Agent as security trustee for the Secured Parties (as defined in the Security Agreement) a continuing security interest in personal property of the Grantor, including all right, title and interest of the Grantor in, to and under the Intellectual Property Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor grants to the Administrative Agent, to secure the Secured Obligations, a continuing security interest in all of the Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Intellectual Property Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each Patent (as defined in the Security Agreement) owned by the Grantor which is registered or the subject of an application for registration with the United States Patent and Trademark Office, each a “U.S. Patent”, including, without limitation, each U.S. Patent registration and application referred to in Schedule 1 hereto;

(ii) each Patent License (as defined in the Security Agreement) which is recorded with the United States Patent and Trademark Office, each a “U.S. Patent License” to which the Grantor is a party, including, without limitation, each U.S. Patent License identified in Schedule 1 hereto;

(iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Grantor against third parties for past, present or future infringement of any U.S. Patent owned by the Grantor (including, without limitation, any U.S. Patent identified in Schedule 1 hereto);

(iv) all causes of action arising prior to or after the date hereof for infringement of any of the U.S. Patents or unfair competition regarding the same; and

(v) all rights and benefits of the Grantor under any U.S. Patent License (including, without limitation, any U.S. Patent License identified in Schedule 1 hereto).

The Grantor irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Grantor or in the Administrative Agent’s name, from time to time, in the Administrative Agent’s discretion, so long as any Acceleration Event (as defined in the Security Agreement) shall have occurred and is continuing, to take with respect to the Intellectual Property Collateral any and all appropriate action which the Grantor might be entitled to take with respect to the Intellectual Property Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Intellectual Property Security Agreement and to accomplish the purposes hereof. Except to the extent expressly permitted in the Security Agreement, the Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Intellectual Property Collateral.

The foregoing security interest is granted in conjunction with the security interests granted by the Grantor to the Administrative Agent pursuant to the Security Agreement. The Grantor acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Intellectual Property Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

This Intellectual Property Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Grantor agrees that any suit for the enforcement of this Intellectual Property Security Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Grantor by mail at the address specified in the Security Agreement. The Grantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

This Intellectual Property Security Agreement may be executed in two or more separate counterparts, each of which shall constitute an original and all of which shall collectively and separately constitute one and the same agreement.

In case of any inconsistencies between the terms of this Intellectual Property Security Agreement and those of the Security Agreement, the Security Agreement shall prevail.

[Remainder of page left blank intentionally; signatures follow.]

IN WITNESS WHEREOF, the Grantor has caused this Intellectual Property Security Agreement to be duly executed by its officer thereunto duly authorized as of the [●] day of [●], 20[●].

[●],
AS GRANTOR

By:
Name:
Title:

Acknowledged:

JEFFERIES FINANCE LLC
as Administrative Agent

By:
Name:
Title:

SCHEDULE 1

[REGISTERED PATENTS AND DESIGN PATENTS]

Title	Date Granted	Patent No.

[PATENT AND DESIGN PATENT APPLICATIONS]

Title	Date Filed	Application No.

SCHEDULE 2

EXCEPTIONS

Exhibit D

to Security Agreement

INTELLECTUAL PROPERTY SECURITY AGREEMENT

(Trademark, Trademark Registrations, Trademark Applications and Trademark Licenses)

WHEREAS, [name of Grantor(s)], a [jurisdiction and type of entity] (herein referred to as the “Grantor”) owns, or in the case of licenses is a party to, the Intellectual Property Collateral (as defined below);

WHEREAS, the Grantor, among others, certain lenders and Jefferies Finance LLC, as administrative agent and swingline lender, are parties to a Credit Agreement, dated as of April 1, 2014 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to (i) a Security Agreement, dated as of April 1, 2014 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), entered into between, among others, the Grantor and Jefferies Finance LLC, as Administrative Agent (in such capacity, the “Administrative Agent”, which expression shall include its successors, assigns and transferees) and (ii) certain other Security Agreement Documents (including this Intellectual Property Security Agreement), the Grantor has secured the Secured Obligations (as defined in the Security Agreement) by granting to the Administrative Agent as security trustee for the Secured Parties (as defined in the Security Agreement) a continuing security interest in personal property of the Grantor, including all right, title and interest of the Grantor in, to and under the Intellectual Property Collateral (as defined below);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor grants to the Administrative Agent, to secure the Secured Obligations, a continuing security interest in all of the Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Intellectual Property Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each Trademark (as defined in the Security Agreement) which is registered or the subject of an application for registration with the United States Patent and Trademark Office, each a “U.S. Trademark”, owned by the Grantor, including, without limitation, each United States Trademark registration and application referred to in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, such Trademark;

(ii) each Trademark License (as defined in the Security Agreement) which is recorded with the United States Patent and Trademark Office, each a “U.S. Trademark License” to which the Grantor is a party, including, without limitation, each U.S. Trademark License identified in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, such Trademark;

(iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Grantor against third parties for past, present or future unfair competition with, or violation of, intellectual property rights in connection with any injury to, or infringement or dilution of any U.S. Trademark owned by the Grantor (including, without limitation, any U.S. Trademark identified in Schedule 1 hereto) or for the goodwill associated with any of the foregoing;

(iv) all causes of action arising prior to or after the date hereof for infringement of any of the U.S. Trademarks or unfair competition regarding the same; and

(v) all rights and benefits of the Grantor under any U.S. Trademark License (including, without limitation, any U.S. Trademark License identified in Schedule 1 hereto).

The Grantor irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Grantor or in the Administrative Agent’s name, from time to time, in the Administrative Agent’s discretion, so long as any Acceleration Event (as defined in the Security Agreement) shall have occurred, to take with respect to the Intellectual Property Collateral any and all appropriate action which the Grantor might be entitled to take with respect to the Intellectual Property Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Intellectual Property Security Agreement and to accomplish the purposes hereof. Except to the extent expressly permitted in the Security Agreement, the Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Intellectual Property Collateral.

The foregoing security interest is granted in conjunction with the security interests granted by the Grantor to the Administrative Agent pursuant to the Security Agreement. The Grantor acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Intellectual Property Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

This Intellectual Property Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Grantor agrees that any suit for the enforcement of this Intellectual Property Security Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Grantor by mail at the address specified in the Security Agreement. The Grantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

This Intellectual Property Security Agreement may be executed in two or more separate counterparts, each of which shall constitute an original and all of which shall collectively and separately constitute one and the same agreement.

In case of any inconsistencies between the terms of this Intellectual Property Security Agreement and those of the Security Agreement, the Security Agreement shall prevail.

[Remainder of page left blank intentionally; signatures follow.]

IN WITNESS WHEREOF, the Grantor has caused this Intellectual Property Security Agreement to be duly executed by its officer thereunto duly authorized as of the [●] day of [●], 20[●].

[●],
AS GRANTOR

By:
Name:
Title:

Acknowledged:

JEFFERIES FINANCE LLC
as Administrative Agent

By:
Name:
Title:

SCHEDULE 1

[TRADEMARK REGISTRATIONS]

Trademark	Registration No.	Registration Date

[TRADEMARK APPLICATIONS]

Trademark	Serial No.	Filing Date

SCHEDULE 2

EXCEPTIONS

Exhibit E

to Security Agreement

ACCESSION SUPPLEMENT

ACCESSION SUPPLEMENT, dated as of [●], 20[●] (this “Supplement”) to the Security Agreement dated as of April 1, 2014 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) among SCIOTO ACQUISITION, INC., a Delaware corporation (“Parent”), SCIOTO MERGER SUB, INC., a Delaware corporation (the “Initial Borrower”), MEDPACE HOLDINGS, INC., a Delaware corporation (the “Borrower”), the other subsidiaries of the Parent (as defined below) from time to time party thereto as grantors and each Additional Grantor (together, the “Grantors”), and Jefferies Finance LLC (in such capacity, the “Administrative Agent”, which term shall include its successors, assigns and transferees).

A. Reference is made to a Credit Agreement, dated as of April 1, 2014 (as amended, supplemented restated or otherwise modified from time to time, the “Credit Agreement”), among, inter alios, Parent, the Initial Borrower, the Borrower and Jefferies Finance LLC, as Administrative Agent and swingline lender.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make extensions of credit to the Borrower. Pursuant to Section 6.12 of the Credit Agreement, certain Subsidiaries of the Borrower may be required to enter into the Security Agreement as an Additional Grantor. Section 20.09 of the Security Agreement provides that each such Subsidiary shall become a Grantor under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with such requirements to become an Additional Grantor under the Security Agreement.

Accordingly, the Administrative Agent and the New Grantor agrees as follows:

SECTION 1. In accordance with Section 20.09 of the Security Agreement, the New Grantor by its signature below becomes an Additional Grantor under the Security Agreement with the same force and effect as if originally named therein as an Additional Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as an Additional Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as an Additional Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Administrative Agent, and its successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral of the New Grantor. Each reference to a “Grantor” and an “Additional Grantor” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Administrative Agent that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart hereof executed by the New Grantor and the

Administrative Agent, in acceptance thereof shall have executed a counterpart of this Supplement. Delivery of an executed counterpart of a signature page of this Supplement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4. The New Grantor hereby represents and warrants that (a) its exact legal name is set forth on the signature page hereto, (b) the jurisdiction of its organization is set forth in its Collateral Information Certificate, (c) its organizational number is set forth in its Collateral Information Certificate and (d) set forth under its signature hereto, is the true and correct location of its place of business or (if it has more than one place of business) its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Security Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 20.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

SECTION 9. The New Grantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

[Remainder of page left blank intentionally; signatures follow.]

IN WITNESS WHEREOF, intending to be legally bound, the New Grantor has caused this Supplement to the Security Agreement to be duly executed as of date first above written.

[NEW GRANTOR],
as New Grantor

By:
Name:
Title:

Address:

Attention:

Facsimile:

Email Address:

Accepted:	JEFFERIES FINANCE LLC,
as Administrative Agent

By:
Name:
Title: